UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2014 (May 8, 2014)

U.S. PHYSICAL THERAPY, INC.

(Exact name of registrant as specified in its charter)

Nevada	1-11151	76-0364866
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 West Sam Houston Parkway South, Suite 300, Houston, Texas	77042
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 297-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL RESULTS

On May 8, 2014, U.S. Physical Therapy, Inc. (the “Company”) reported its results for the first quarter ended March 31, 2014 and held a conference call with investors. During the conference call, adjusted EBITDA, a non-GAAP financial measure, was discussed.

The following table reconciles adjusted net income attributable to common shareholders, the most directly comparable financial measure calculated and presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”), to Adjusted EBITDA. Management believes providing Adjusted EBITDA to investors is useful information for comparing the Company’s period-to-period results.

Adjusted EBITDA is not a measure of financial performance under GAAP. Items used to compute Adjusted EBITDA are significant components in understanding and assessing financial performance. Adjusted EBITDA should not be considered in isolation or as an alternative to, or substitute for, net income attributable to common shareholders or net income including noncontrolling interests data presented in the consolidated financial statements as indicators of financial performance. Because Adjusted EBITDA is not a measurement determined in accordance with GAAP, and is thus susceptible to varying calculations, this measurement may not be comparable to other similarly titled measures of other companies.

	Three Months Ended March 31
Continuing Operations	2014	2013
Net revenues	$69,767	$62,756
Net income attributable to U. S. Physical Therapy, Inc.	4,228	3,851
Adjustments:
Depreciation and amortization	1,387	1,352
Interest, net (income) / expense	252	133
Noncontrolling interests	2,095	1,958
Equity grant expense	735	639
Provision for income taxes	2,939	2,493

Adjusted EBITDA from operations including noncontrolling interests	11,636	10,426
Noncontrolling interests	(2,095)	(1,958)

Adjusted EBITDA	$9,541	$8,468

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibits	Description of Exhibits

None

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. PHYSICAL THERAPY, INC.

Dated: May 8, 2014	By:	/s/ LAWRANCE W. MCAFEE
Lawrance W. McAfee
Chief Financial Officer
(duly authorized officer and principal financial and accounting officer)